LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED JULY 1, 2012, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND

Effective September 1, 2012, the following information is added to the table in the fund’s Statement of Additional Information (“SAI”) that appears in the section titled “Other Accounts Managed by Portfolio Managers” and is as of June 30, 2012:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)
Gordon S. Brown	Other registered investment companies	0	0	0	0
	Other pooled investment vehicles	23	7.98	1	0.13
	Other accounts	60	18.05	7	2.71

Robert O. Abad	Other registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Effective September 1, 2012, the following information is added to the fund’s SAI that appears in the section titled “Portfolio Manager Securities Ownership”:

As of June 30, 2012, Gordon S. Brown and Robert O. Abad did not own any securities of the fund.

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